SCUDDER
                                                                INVESTMENTS (SM)
                                                                          [LOGO]

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EQUITY/GLOBAL
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Scudder International
Fund








Annual Report
August 31, 2000

A fund seeking long-term growth of capital by investing mainly in foreign equity securities.

This report applies to the Class AARP and Class S shares of the fund.

Contents
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           4      Letter from the Fund's President
           6      Performance Update
           8      Portfolio Summary
          10      Portfolio Management Discussion
          17      Investment Portfolio
          23      Financial Statements
          26      Financial Highlights
          30      Notes to Financial Statements
          40      Report of Independent Accountants
          41      Tax Information
          42      Shareholder Meeting Results
          43      Officers and Directors
          44      Investment Products and Services
          46      Account Management Resources

Scudder International Fund
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Class AARP                     ticker symbol AINTX               fund number 168
Class S                        ticker symbol SCINX               fund number 068
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Date of Inception:         o        During the past year, the overseas markets
6/18/53                             were buffeted by a number of difficulties --
                                    including a weaker euro, rising oil prices,
                                    and rising interest rates-- but the strong
                                    performance of stocks in the technology,
Total Net Assets as                 media, and telecommunications sectors during
of 8/31/00--                        the first half of the period helped boost
                                    the twelve-month returns of the asset class.
Class AARP:
$70.8 million              o        The Class S shares of the fund produced a
                                    total return of 17.09%, beating the 12.17%
Class S:                            return of its unmanaged benchmark, the MSCI
$4.8 billion                        EAFE + Canada Index. The fund also finished
                                    in the top third of funds in the
                                    "international" category during the one-year period, according to Lipper Analytical
                                    Services, and finished in the top 20% of its category over the three-, five-, and ten-year periods.^1 In addition,
                                    Morningstar(TM)has awarded the fund an
                                    overall rating of four stars as of August
                                    31, 2000.^2






^1 Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended August 31, 2000, the Class S shares of Scudder International Fund's Lipper ranking was 213 out of 653 funds for the one-year period, 75 out of 452 funds for the three-year period, 35 out of 276 for the five-year period, and 10 out of 51 for the ten-year period. Past performance is no guarantee of future results.

^2 Morningstar proprietary rankings reflect historical risk-adjusted performance as of August 31, 2000. The ratings are subject to change every month. Morningstar ratings are calculated from the funds' 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Past performance is no guarantee of future results. The Class S shares of Scudder International Fund received 4 stars for the 3-, 5-, and 10-year periods. The top 10% of funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. Scudder International Fund was rated among 1180, 716, and 144 funds for the 3-, 5-, and 10-year periods, respectively, in its broad asset class. Not all Scudder Funds receive 4- and 5-star ratings. Ratings are subject to change.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Overseas equities have provided a bumpy ride for investors during the twelve months, as volatility in the U.S. has contributed to unusually large swings in developed stock markets worldwide. The past six months, in particular, have been difficult, as a litany of concerns have pressured the overseas markets. In this period, Scudder International Fund has registered a total return of -10.66%. Nevertheless, the fund produced a positive total return of 17.09% for the full twelve-month fiscal year, due to its 31.06% return for the first half of the fiscal year.

This environment has been unsettling even for experienced investors, but, as always, we encourage shareholders to remain focused on the long-term trends that are unfolding in the international markets. Consolidation interest remains high as companies seek to position themselves for the increasingly competitive environment of the global marketplace. In addition, corporations continue to focus on restructuring as a means to gain efficiencies and boost profits. We are also encouraged by the growing recognition by overseas governments that excessive intervention in the free market can be a hindrance to economic growth. Although these positive underlying trends do not guarantee that stock prices will rise in the short term, we believe that they provide the foundation for strong market performance over time.

Using a strict, research-intensive approach that seeks to capitalize on important changes such as these, the management team of Scudder International Fund has guided the portfolio to a strong long-term performance. The fund has outperformed its unmanaged benchmark over the one-, three-, five-, and ten-year periods, and has finished in the top 20% of international funds over the three-, five-, and ten-year intervals, according to Lipper Analytical Services. We believe that this strong track record underscores the importance of maintaining a focus on your long-term investment goals even at the times when stock prices are falling.

Thank you for your continued investment in Scudder International Fund. For current information on the fund or your account, visit our Web site at www.scudder.com. There you'll find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder International Fund

Performance Update
--------------------------------------------------------------------------------
                                                                 August 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

      Scudder International Fund
           -- Class S shares                    EAFE & Canada Index*

            0    10000                                  10000
            1     9728                                   9977
            2    10334                                   9959
            3    12337                                  12517
            4    14192                                  13852
            5    14344                                  13970
            6    15640                                  15103
            7    18245                                  16598
            8    19392                                  16419
            9    25610                                  20715
           10    29985                                  23236

                         Yearly periods ended August 31

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                                    Total Return
Period ended 8/31/2000         Growth of                               Average
                                $10,000             Cumulative         Annual
--------------------------------------------------------------------------------
Scudder International Fund -- Class S shares
--------------------------------------------------------------------------------
1 year                         $  11,709               17.09%           17.09%
--------------------------------------------------------------------------------
5 year                         $  20,905              109.05%           15.89%
--------------------------------------------------------------------------------
10 year                        $  29,985              199.85%           11.61%
--------------------------------------------------------------------------------
MSCI EAFE & Canada Index*
--------------------------------------------------------------------------------
1 year                         $  11,217               12.17%           12.17%
--------------------------------------------------------------------------------
5 year                         $  16,632               66.32%           10.70%
--------------------------------------------------------------------------------
10 year                        $  23,236              132.36%            8.79%
--------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER INTERNATIONAL FUND -- CLASS S SHARES TOTAL RETURN (%) AND MSCI EAFE & Canada Index* TOTAL RETURN (%)

BAR CHART DATA:

                         Yearly periods ended August 31

                  1991    1992     1993     1994    1995   1996   1997    1998   1999   2000
---------------------------------------------------------------------------------------------
Fund Total
Return (%)        -2.72    6.23    19.39    15.03    1.07   9.04  16.65    6.29  32.06  17.09
---------------------------------------------------------------------------------------------
Index Total        -.23    -.19    25.69    10.67     .85   8.11   9.90   -1.08  26.16  12.17
Return (%)
---------------------------------------------------------------------------------------------
Net Asset Value   33.93   35.12    40.58    45.07   44.09  45.90  51.35   48.57  54.82  57.73
($)
---------------------------------------------------------------------------------------------
Income              .95     .51      .37      .34      --    .40   1.32     .21     --    .13
Dividends ($)
---------------------------------------------------------------------------------------------
Capital Gains      1.37     .40      .76     1.18    1.33   1.69    .69    5.45   8.10   6.50
Distributions ($)
---------------------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

Effective August 14, 2000, the Fund offers four share classes: Class S shares, Barrett International shares, Class R shares and Class AARP shares. In addition, as of the date noted above, all International shares of the Fund were redesignated as Class S shares. The total return information provided is for the Fund's Class S shares class.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
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                                                                 August 31, 2000

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Geographical
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(Excludes 2% Cash Equivalents)                           The fund's weighting in
                                                            Europe has increased
                                                          from 63% of net assets
                                                           on February 29, 2000.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Europe                      66%
    Japan                       25%
    Pacific Basin                7%
    Canada                       2%
------------------------------------
                               100%
------------------------------------


--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
(Excludes 2% Cash Equivalents)                               During the past six
                                                              months, the fund's
                                                                weighting in the
                                                             energy, health, and
                                                           financial sectors has
                                                            increased, while its
                                                          holdings in technology
                                                         and communications have
                                                                   been reduced.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Financial                   24%
    Technology                  14%
    Manufacturing               12%
    Communications              12%
    Energy                       6%
    Consumer Staples             6%
    Health                       5%
    Service Industries           4%
    Consumer Discretionary       3%
    Other                       14%
------------------------------------
                               100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(19% of Portfolio)                                            The fund's top ten
                                                            holdings reflect its
                                                                   high level of
                                                                 diversification
                                                                    and focus on
                                                                   well-managed,
                                                         fast-growing companies.

  1.     Total Fina Elf SA
         Explorer, developer, producer, transporter and marketer of oil and natural gas

  2.     Vodafone Group plc
         Provider of mobile telecommunication services

  3.     Alcatel SA
         Manufacturer of telecommunications equipment

  4.     Aventis SA
         Manufacturer of life science products

  5.     E.On AG
         Electric utility, distributor of oil and chemicals

  6.     Siemens AG
         Electrical engineering and electronics company

  7.     Shell Transport & Trading plc
         Petroleum company

  8.     Ericsson AB
         Producer of advanced systems and products for wired and mobile communications

  9.     BP Amoco plc
         Integrated world oil company

 10.     Nestle SA
         Food manufacturer





For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
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                                                                 August 31, 2000

In the following interview, portfolio manager Irene Cheng discusses Scudder International Fund's strategy and the market environment during the twelve-month period ended August 31, 2000.

Q: The international markets performed well over the full twelve-month reporting period, but have struggled in the six months since the last report. What factors have been the cause of these swings?

A: Throughout the period -- particularly in the latter half -- the developed world markets struggled with the faltering euro exchange rate, concerns about rising interest rates, and dramatic moves in a fairly narrow group of technology-related stocks. Although these developments have contributed to negative returns for the fund on a year-to-date basis, full-year performance was nonetheless strong. Over the twelve-month period ended August 31, 2000, the Class S shares of the fund produced a total return of 17.09%, well ahead of the 12.17% return of its unmanaged benchmark, the MSCI EAFE + Canada Index. The fund stacked up well against its peers during the full period, finishing in the top third of funds in the "international" category, as calculated by Lipper Analytical Services. Longer term, the fund's relative performance is also favorable, as it has finished in the top 20% of its category over the three-, five-, and ten-year periods. In addition, Morningstar(TM) has awarded the fund an overall rating of four stars as of August 31, 2000. We believe that these results illustrate the long-term value of the fund's investment strategy, despite the decline in its share price so far in 2000.

Given our focus on larger cap companies in the more developed economies, it is not surprising that Europe and Japan -- and indirectly, the United States -- continue to dominate in terms of their influence on the portfolio. Let's look at each separately:

In Japan, the fund's largest single-country weighting, soft macroeconomic conditions, and low levels of consumer confidence continue to be problematic. Ongoing concerns about the sustainability of the country's economic recovery continue to be a central reason behind this fragile sentiment. The majority of the fund's holdings in Japan are in sectors experiencing significant long-term change such as the electronics, telecom, pharmaceutical, and financial sectors. The Japanese market fared well for most of the first half of the period. By March, however, the worldwide appetite for technology stocks weakened and the Japanese market began to retrace some of its gains. Since the larger Japanese tech companies compete in the global marketplace, the performance of their stocks tended to be correlated with that of their counterparts in the U.S. and Europe. In addition, the continued unwinding of domestic cross-shareholdings had a negative impact on the supply/demand balance in the Japanese equity market.

European markets were influenced by stock market volatility worldwide and the continued rise of global oil prices and interest rates. For the first half of the period, European markets experienced an overwhelmingly positive investment environment. Accelerating economic growth, a strong dollar exchange rate, and healthy merger and acquisition activity helped fuel the market during that time. However, this enthusiastic sentiment turned around abruptly as weakness in the U.S. equity market spread and the European Central Bank began to raise interest rates. Valuations proved unsustainable during the second half of the period, particularly among the technology, media, and telecommunications sectors (commonly referred to as the megasector TMT). And despite the increasing evidence of solid economic recovery all over the continent, the euro exchange rate continued its negative trend.

Q: How much progress have you seen with respect to consolidation and corporate restructuring, two important developments that you have discussed in the past?

A: Restructuring at the corporate level continues to be significant both in Europe and Japan. However, M&A activity has slowed from the last year's fast pace. There are several reasons for this slowdown. First, the global economic upturn has reduced the level of pressure on companies to address structural issues in their businesses. Second, large M&A deals are inherently very complex and difficult to execute. The collapse of several proposed large transactions during this year shows that this cannot be underestimated. And finally, it seems that the regulatory environment for the approval of large deals has become less accommodating, particularly in Europe.

Q: How did you position the portfolio throughout the period?

A: The fund entered the period with an overweight position in the TMT areas. We counterbalanced this exposure with substantial investments in "old economy" stocks, such as producers of industrial commodities and companies undergoing significant corporate restructuring. The fund was underweight in areas such as the retail, financial, and consumer sectors, where we felt that the competitive landscape was becoming increasingly harsh due to the impact of the Internet and the trend toward globalization.

This strategy worked particularly well in the first half of the period as our investments in TMT generally produced outstanding returns. In fact, these were by and large the only sectors that showed absolute gains during a period when investors increased their focus on the so-called new economy. Most old economy stocks, including our investments in companies undergoing significant restructuring and corporate change, performed below expectations during this time.

The broad correction in global equity markets that began in March posed several challenges, including persistent bouts of heightened volatility and a particularly sharp sell-off in TMT stocks. Concerns about interest-rate hikes in the United States, Europe, and even Japan, combined with uncertain growth prospects in these markets, led to a more cautious overall investment environment. The volatility in the TMT area has been a key factor in the fund's underperformance year-to-date. Fortunately, we initiated the process of selective profit-taking during the beginning of the second half of the period. Some of the proceeds were put to work in stocks outside the TMT arena, where attractive opportunities had surfaced in the wake of the market's downturn.

We also reduced our exposure to the more economically sensitive areas of our portfolio, as it became clearer that the central banks in the United States, and to a lesser extent Europe, were committed to slowing economic growth. The proceeds of these sales were largely redeployed to European financials. Stocks in this sector had declined significantly over the past two years as interest rates rose, hopes for further consolidation died down, and the Internet threatened the demise of traditional banking models. Suspecting that this news was fully discounted into stock prices, we increased our position in this area during the spring. We are further encouraged that the recent trend towards reducing capital gains taxes in Europe will allow industry restructuring to once again gain momentum, and that bank managements are beginning to define promising strategies to use the Internet to their advantage.

We continue the process of reducing our exposure to those areas where valuations have become less fundamentally grounded, particularly in TMT. Our actions do not reflect a view that the technological innovation is about to end, however. We continue to commit funds to this area, but we're placing greater emphasis on blue chip companies that we believe are still undervalued in relation to their growth prospects. Our increased stake in optical telecom-infrastructure providers is an example of this strategy.

Q: What are some of the important trends that you feel will drive the performance of the international markets going forward?

A: Although we employ a bottom-up approach to stockpicking, we build the portfolio with a view to the broader trends unfolding within the global economic environment. At present, the construction of the portfolio reflects some of the key themes that we believe will emerge in the year ahead:

o U.S. economic growth will slow, resulting in a global soft landing. As noted, we have increased our exposure to European financials and maintain a somewhat overweight position in technology in anticipation of this development.

o Continental European economic growth will remain strong relative to Japan and the United Kingdom. We remain underweight in the United Kingdom, as well as overweight in France, Germany, and Italy.

o In Japan, the pace and sustainability of economic activity are less predictable. We have decreased our exposure to the region and are maintaining our focus on stock-specific issues as the main driver for performance. Additions in the past year include real estate companies, which are poised to benefit from regulatory reform, and the introduction of a REIT (real estate investment trust) market. We have also added several companies in the pharmaceutical sector, which we believe offer attractive valuations relative to their global peers. We anticipate that Japanese pharmaceutical companies will also benefit from industry restructuring over time. The general process of profit-taking in TMT has led to a reduction in the portfolio's technology holdings in Japan.

o Corporate restructuring will remain a powerful secular trend, resulting in increased profitability for corporations in Europe, Japan, and the Pacific Basin.

o The explosion in mobile telephony, Internet, and PC applications will prove sustainable, and will likely result in continued growth in demand for telecommunications infrastructure, content, and consumer access devices. With an eye towards valuation, we have selectively focused our exposure on well-managed companies poised to be the winners as these trends evolve.

We see two main risks over the next 12 months. The first would be a concerted downturn in the U.S. capital markets, marking the end of a ten-year, bull market run. A downward spiral in U.S. equities, joined by a falling dollar, would clearly not bode well for international markets. The second potential risk is a pickup in inflation, which could result in continued higher interest rates and a hard landing for the global economy. While neither of these outcomes is likely in our opinion, we do expect persistent volatility to rock the markets as these concerns and others continue to occupy investor sentiment. Despite the recent weakness in the overseas markets, however, we believe that investors who stay in the international markets for the long term will ultimately be rewarded by the important changes that continue to transform the overseas economies.

Scudder International Fund:
A Team Approach to Investing

Scudder International Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Irene Cheng joined the Adviser in 1993 and the team in 1998. Ms. Cheng has over 17 years of industry experience and focuses on portfolio management and equity strategy for the Adviser's international equity accounts.

Portfolio manager Nicholas Bratt joined the Adviser and the team in 1976. Mr. Bratt is the director of the Adviser's Global Equity Group.

Portfolio manager Carol L. Franklin joined the Adviser in 1981 and the team in 1986. Ms. Franklin has over 22 years of experience in finance and investing.

Portfolio manager Marc J. Slendebroek joined the Adviser in 1994 and the team in 1999. Mr. Slendebroek began his investment career in 1989.

Investment Portfolio                                                       as of August 31, 2000
------------------------------------------------------------------------------------------------

                                                                       Principal
                                                                      Amount (c)     Value ($)
------------------------------------------------------------------------------------------------
Repurchase Agreements 2.4%
------------------------------------------------------------------------------------------------
 Donaldson, Lufkin & Jenrette, 6.6%, to be repurchased                               -----------
    at $116,257,310 on 9/1/2000** (Cost $116,236,000) ...........   116,236,000      116,236,000
                                                                                     -----------

------------------------------------------------------------------------------------------------
Convertible Bonds 0.0%
------------------------------------------------------------------------------------------------
 United Kingdom
 British Aerospace plc, 7.45%, 11/29/2003                                            -----------
    (Producer of military aircraft) (Cost $345,281) GBP .........       506,989          713,473
                                                                                     -----------

------------------------------------------------------------------------------------------------
Participating Loan Notes 0.2%
------------------------------------------------------------------------------------------------
 Luxembourg
 Eurotunnel Finance Ltd., Step-up Coupon, 1.0% to
    12/31/2005, 1% plus 26.45% of net available cash flow                            -----------
    to 4/30/2040 (Cost $13,351,889) .............................        10,250(b)    11,811,073
                                                                                     -----------

                                                                       Shares
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Common Stocks 97.4%
------------------------------------------------------------------------------------------------
 Australia 1.4%
 Broken Hill Proprietary Co., Ltd. (Petroleum, mineral
    and steel exploration and production) .......................     3,174,894       34,760,958
 WMC Ltd. (Mineral exploration and production) ..................     4,561,074       21,481,664
 Woodside Petroleum, Ltd.* (Producer of oil and gas) ............     1,469,419
                                                                                      12,129,574
                                                                                     -----------
                                                                                      68,372,196
                                                                                     -----------
 Belgium 0.0%
 Dexia (Provider of municipal lending services) .................         8,015        1,134,893
 Dexia Strip ....................................................         8,015               71
                                                                                     -----------
                                                                                       1,134,964
                                                                                     -----------
 Canada 2.3%
 Canadian National Railway Co. (Railroad operator) ..............     1,557,078       45,236,211
 Nortel Networks Corp. (Provider of telephone, data and
    wireless products for the Internet) .........................       836,317       68,212,105
                                                                                     -----------
                                                                                     113,448,316
                                                                                     -----------
 Finland 1.2%
 Nokia Oyj (International telecommunications company) ...........     1,329,660
                                                                                      58,276,641
                                                                                     -----------

 France 19.2%
 AXA SA (Insurance group providing insurance, finance
    and real estate services) ...................................       323,348       46,014,476
 Accor SA (Operator of hotels, travel agencies
    and restaurants) ............................................       285,268       12,282,466

    The accompanying notes are an integral part of the financial statements.

                                                                 Shares      Value ($)
--------------------------------------------------------------------------------------
 Alcatel SA (Manufacturer of telecommunications
    equipment) ............................................    1,350,730   110,378,152
 Aventis SA (Manufacturer of life science products) .......    1,453,595   109,041,272
 BNP Paribas SA (Bank) ....................................      622,879    57,231,459
 Bouygues SA (Developer of large public projects,
    real estate, offshore oil platforms and energy networks,
    provides engineering and research services and
    produces television programs and motion pictures) .....      554,350    34,817,796
 Christian Dior SA (Manufacturer of luxury products) ......      790,240    43,354,907
 Compagnie Generale d'Industrie et de Participations
    (Producer of automobile components, diagnostic
    equipment and abrasive pellets) .......................      152,865     7,246,697
 Credit Lyonnais SA (Provider of diversified banking
    services) .............................................    1,010,969    40,835,701
 Dassault Systemes SA (Computer aided design,
    manufacturing and engineering software) ...............      190,169    16,342,025
 Etablissements Economiques du Casino
    Guichard-Perrachon SA (pfd.) (Operator of
    supermarkets and convenience stores) ..................      450,360    28,586,213
 Eurotunnel SA* (Designer, financer and constructor of a
    tunnel that runs under the English Channel and
    connects England to France) ...........................   24,681,677    22,130,275
 Lagardere S.C.A. (Holding company with interests in
    publishing, defense, audiovisual production and
    services, telecommunications and media) ...............      395,074    28,145,844
 Pinault-Printemps-Redoute SA (Operator of department
    stores) ...............................................      230,597    43,583,298
 Rhodia SA (Drug manufacturer and chemicals specialist) ...    2,286,734    32,805,585
 STMicroelectronics N.V. (Manufacturer of semiconductor
    integrated circuits) ..................................    1,184,662    72,566,191
 Schneider Electric SA (Manufacturer of electronic
    components and automated manufacturing systems) .......      367,294    27,063,422
 Societe BIC SA (Manufacturer of office supplies) .........      733,556    34,546,929
 Suez Lyonnaise des Eaux SA (Water and electric utility) ..      383,402    56,806,952
 Total Fina Elf SA (Explorer, developer, producer,
    transporter and marketer of oil and natural gas) ......      815,528   120,977,915
                                                                           -----------
                                                                           944,757,575
                                                                           -----------
 Germany 11.4%
 Allianz AG (Multi-line insurance company) ................      158,668    53,525,869
 Bayer AG (Chemical producer) .............................    1,140,192    48,231,601
 Celanese AG (Manufacturer and distributor of
    industrial chemicals) .................................       95,341     1,582,749
 Commerzbank AG (Provider of banking services) ............      578,818    18,549,833
 DaimlerChrysler AG (Worldwide designer, manufacturer
    and marketer of automobiles, trucks and other vehicles)      349,912    18,047,861
 Deutsche Telekom AG (Telecommunication services) .........      104,483     4,034,834

    The accompanying notes are an integral part of the financial statements.

                                                                 Shares       Value ($)
---------------------------------------------------------------------------------------
 Dresdner Bank AG (Provider of banking services) ...........    1,079,104    48,665,120
 E.On AG (Electric utility, distributor of oil and chemicals)   2,165,199
                                                                            103,796,416
 Ergo Versicherungs Gruppe AG (Insurance provider) .........      214,903    27,090,786
 Heidelberger Druckmaschinen AG (Manufacturer of
    commercial printing presses) ...........................      119,282     6,883,020
 HypoVereinsbank (Bank) ....................................      820,505    47,892,529
 Metro AG (Operator of building, clothing, department,
    electronic and food stores) ............................      597,400    22,698,636
 Muenchener Rueckversicherungs-Gesellschaft AG
    (Registered) (Insurance company) .......................      173,831    47,684,418
 SAP AG-VORZUG (Computer software manufacturer) ............        8,463     1,652,867
 SAP AG (pfd.) .............................................      123,765    31,423,507
 Siemens AG (Electrical engineering and electronics
    company) ...............................................      505,458    81,442,760
                                                                            -----------
                                                                            563,202,806
                                                                            -----------
 Hong Kong 1.4%
 China Mobile (Hong Kong) Ltd. (Provider of cellular
    telecommunication services) ............................    3,581,000    27,548,803
 Hutchison Whampoa, Ltd. (Diversified investment holding
    company) ...............................................    1,690,300    23,839,856
 Legend Holdings Ltd. (Manufacturer of computers and
    related products) ......................................   12,252,000    13,038,638
 Li & Fung Ltd. (Exporter of consumer products) ............    1,340,000     5,841,587
                                                                            -----------
                                                                             70,268,884
                                                                            -----------
 Italy 5.5%
 Alleanza Assicurazioni SpA (Life insurance company) .......    1,440,400
                                                                             17,876,441
 Assicurazioni Generali SpA (Multi-line insurance and
    financial services company) ............................    1,713,000    52,692,813
 Banca Intesa SpA (Bank) ...................................   11,668,959    49,930,962
 Holding di Partecipazioni Industriali SpA (Holding company)    9,732,500
                                                                             14,558,449
 Mediobanca SpA (Provider of loans and credit to
    manufacturing and service firms) .......................    5,445,400    58,686,641
 Riunione Adriatica di Sicurta SpA (Insurance company) .....    2,772,450
                                                                             32,414,571
 San Paolo-- IMI SpA (Personal, investment and
    commercial banking) ....................................    2,386,500    42,329,945
                                                                            -----------
                                                                            268,489,822
                                                                            -----------
 Japan 24.5%
 Advantest Corp. (Producer of measuring instruments
    and semiconductor testing devices) .....................      123,100    25,088,315
 Chugai Pharmaceutical Co., Ltd. ...........................
    (Pharmaceutical company) ...............................    2,512,000    44,722,639
 DDI Corp. (Provider of telecommunication services) ........        2,033    16,001,874
 Daiwa Securities Group, Inc. (Provider of brokerage
    and other financial services) ..........................    2,489,000    31,019,209
 East Japan Railway Co. (Railroad operator) ................        8,530    46,358,696

    The accompanying notes are an integral part of the financial statements.

                                                               Shares        Value ($)
--------------------------------------------------------------------------------------
 Fuji Bank, Ltd. (Provider of commercial banking
    services) ............................................   9,440,000      71,737,631
 Fujisawa Pharmaceutical Co. (Manufacturer and marketer
    of antibiotics) ......................................     325,000      11,054,629
 Fujitsu, Ltd. (Manufacturer of computers) ...............   2,051,000      59,385,214
 Kyocera Corp. (Manufacturer of ceramic packaging) .......     313,000      55,842,579
 Matsushita Electric Industrial Co., Ltd. (Manufacturer
    of consumer electronic products) .....................   2,218,000      60,687,406
 Mitsubishi Estate Co., Ltd. (Real estate company) .......   2,588,000      25,462,894
 Mitsui Fudosan Co., Ltd. (Real estate company) ..........   3,614,000      39,113,287
 Murata Manufacturing Co., Ltd. (Manufacturer of ceramic
    applied electronic computers) ........................     357,600      54,718,966
 NEC Corp. (Manufacturer of telecommunication and
    computer equipment) ..................................   2,173,000      62,103,167
 NTT DoCoMo, Inc. (Provider of various telecommunication
    services and equipment) ..............................       1,995      52,716,454
 Nikko Securities Co., Ltd. (Securities broker and dealer)   3,138,000      30,256,765
 Nintendo Co., Ltd. (Manufacturer of game equipment) .....     238,400      41,192,804
 Nippon Telegraph & Telephone Corp. (Provider of
    telecommunication services) ..........................       2,561      30,476,668
 Nissan Motor Co., Ltd.* (Manufacturer of motor
     vehicles) ...........................................   4,966,000      24,941,679
Nomura Securities Co., Ltd. (Financial advisor,
   securities broker and underwriter) ....................   2,494,000      58,307,065
 Ricoh Co., Ltd. (Manufacturer of copiers and
    information equipment) ...............................   1,177,000      20,568,825
 Rohm Co., Ltd. (Maker of linear ICs and
    semiconductors) ......................................      13,800       3,924,569
 Sakura Bank, Ltd. (Provider of banking services) ........   7,116,000      52,943,253
 Sankyo Co., Ltd. (Leading ethical drug producer) ........   1,958,000      45,317,279
 Sanyo Electric Co., Ltd. (Manufacturer of consumer
    electronics) .........................................   2,943,000      24,957,037
 Sony Corp. (ADR) (Manufacturer of consumer
    electronics) .........................................     133,400      15,240,950
Sony Corp. ...............................................     354,500      39,529,142
 Sumitomo Electric Industries, Ltd. (Manufacturer of
    electric wires and cables) ...........................   2,098,000      38,728,073
 Tokyo Electron Ltd. (Manufacturer of semiconductor
    production equipment) ................................     176,000      24,704,648
 Toshiba Corp. (Manufacturer of electric machinery) ......   5,346,000      52,548,295
 Yamanouchi Pharmaceutical Co., Ltd. (Manufactures
    and markets a wide variety of pharmaceuticals) .......     876,000      43,340,330
                                                                         -------------
                                                                         1,202,990,342
                                                                         -------------
 Korea 1.9%
 SK Telecom Co., Ltd. (Provider of mobile
    telecommunication services) ..........................     171,300      37,697,587
 Samsung Electronics Co. (Electronics manufacturer) ......     236,170      58,257,042
                                                                         -------------
                                                                            95,954,629
                                                                         -------------

    The accompanying notes are an integral part of the financial statements.

                                                               Shares       Value ($)
------------------------------------------------------------------------------------
 Netherlands 4.7%
 ABN AMRO Holding NV (Diversified financial services) .....   2,173,990    54,038,882
 Akzo Nobel NV (Producer and marketer of health care
    products, coatings, chemicals and fibers) .............     507,110    22,423,815
 ASM Lithography Holding NV* (Developer, manufacturer
    and marketer of photolithography projection systems) ..     826,700    31,212,898
 Equant NV* (Provider of international data network
    services) .............................................     646,800    25,034,982
 Fortis (NL) NV (Provider of banking and insurance
    services) .............................................     506,800    15,598,442
 Gucci Group NV (New York shares) (Designer and
    producer of personal luxury accessories and apparel) ..     406,880    41,832,350
 Heineken NV (International brewer and soft drink
    producer) .............................................     124,400     6,316,946
 Laurus NV (International food retailer) ..................     855,700     8,204,197
 VNU NV (International publishing company) ................     467,520    24,902,458
                                                                          229,564,970
                                                                          -----------
 Singapore 0.4%
 Chartered Semiconductor Manufacturing Ltd.* (ADR)
    (Provider of wafer fabrication services to
    semiconductor suppliers) ..............................     224,500    19,054,438
                                                                          -----------

 Spain 0.9%
 Telefonica SA* (Provider of telecommunication services) ..   2,190,389
                                                                           42,001,595
                                                                          -----------

 Sweden 1.6%
 Ericsson AB "B" (Producer of advanced systems and
    products for wired and mobile communications) .........   3,847,180    77,607,644
                                                                          -----------

 Switzerland 3.9%
 Nestle SA (Registered) (Food manufacturer) ...............      35,448    76,434,114
 Roche Holdings AG (Develops and manufactures
    pharmaceutical and chemical products) .................       3,286    29,443,768
 Swiss Re (Registered) (Life, accident and health insurance
    company) ..............................................      12,140    24,935,462
 UBS AG (Registered) (Provider of banking and asset
    management services) ..................................     405,567    59,052,978
                                                                          -----------
                                                                          189,866,322
                                                                          -----------
 Taiwan 1.1%
 GigaMedia Ltd.* (Provider of broadband Internet
    access services and content) ..........................     382,327     4,014,434
 Hon Hai Precision Industry Co., Ltd. (Manufacturer of
    electronic products) ..................................         120           916
 Taiwan Semiconductor Manufacturing Co.* (Manufacturer
    of integrated circuits) ...............................   6,420,006    27,818,647

    The accompanying notes are an integral part of the financial statements.

                                                                   Shares      Value ($)
----------------------------------------------------------------------------------------
 United Microelectronics Corp., Ltd.* (Manufacturer of
    integrated circuits) ....................................    7,926,900    21,068,597
                                                                             -----------
                                                                              52,902,594
                                                                             -----------
 United Kingdom 16.0%
 ARM Holdings plc* (Designer of RISC microprocessors
    and related technology) .................................    1,474,084    19,675,126
 BAE SYSTEMS plc (Producer of military aircraft) ............    6,700,374    41,702,665
 BOC Group plc (Diversified chemical company) ...............    2,455,683    35,662,670
 BP Amoco plc (Integrated world oil company) ................    8,443,905    77,238,868
 British Airways plc (Provider of passenger and cargo
    airline services) .......................................    4,228,209    19,951,761
 Cable & Wireless plc (International telecommunication
    services in the United Kingdom and Hong Kong) ...........    2,463,644    45,500,255
 Diageo plc (Producer and distributor of food products,
    beer and liquor; owner of fast food restaurants) ........    4,333,100
                                                                              36,964,387
 EMI Group plc (Music recording and retailing company) ......      110,313
                                                                               1,022,669
 Glaxo Wellcome plc (Pharmaceutical company) ................      847,033    24,344,019
 Granada Media plc* (Producer of TV programs, feature
    films and made for TV movies) ...........................    1,614,662    15,226,583
 Prudential plc (Provider of a broad range of financial
    services) ...............................................    2,882,592    37,722,215
 Reed International plc (Publisher of scientific,
     professional and business-to-business materials) .......    7,102,700    60,797,113
 Rentokil Initial plc (Environmental services company) ......    5,048,602
                                                                              11,792,462
 Reuters Group plc (International news and information
    agency) .................................................    3,793,230    75,944,397
 Rio Tinto plc (Mining company) .............................    3,972,225    63,334,305
 Shell Transport & Trading plc (Petroleum company) ..........    9,227,477    78,716,862
 SmithKline Beecham plc (Manufacturer of ethical drugs
    and health care products) ...............................    1,916,591    24,955,793
 Vodafone Group plc (Provider of mobile
    telecommunication services) .............................   29,195,755   117,858,893
                                                                             -----------
                                                                             788,411,043
                                                                             -----------
----------------------------------------------------------------------------------------
Total Common Stocks (Cost $3,859,156,752)                                  4,786,304,781
----------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $3,989,089,922) (a)             4,915,065,327
----------------------------------------------------------------------------------------

*        Non-income producing.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $3,989,964,891. At August 31, 2000, net unrealized appreciation for all securities based on tax cost was $925,100,436. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,136,720,000 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $211,619,564.

(b) Represents number of contracts. Each contract equals a nominal value of EUR 2,931.

(c)      Principal amount stated in U.S. dollars unless otherwise noted.

         Currency Abbreviation        EUR   euro

    The accompanying notes are an integral part of the financial statements.

Financial Statements
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of August 31, 2000
-------------------------------------------------------------------------------------------

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (cost $3,989,089,922) ...............   $ 4,915,065,327
Receivable for investments sold .........................................        74,454,595
Dividends receivable ....................................................         4,311,721
Interest receivable .....................................................            62,859
Receivable for Fund shares sold .........................................        59,811,527
Foreign taxes recoverable ...............................................         5,411,821
Due from Adviser ........................................................            43,918
                                                                            ---------------
Total assets ............................................................     5,059,161,768

Liabilities
-------------------------------------------------------------------------------------------
Due to custodian bank ...................................................           100,275
Payable for investments purchased .......................................        67,254,494
Payable for Fund shares redeemed ........................................         5,461,667
Accrued management fee ..................................................         3,292,065
Accrued Directors' fees and expenses ....................................            90,591
Other accrued expenses and payables .....................................         3,765,732
                                                                            ---------------
Total liabilities .......................................................        79,964,824
-------------------------------------------------------------------------------------------
Net assets, at value                                                        $ 4,979,196,944
-------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income 2,821,881 Net unrealized appreciation
(depreciation) on:
  Investments ...........................................................       925,975,405
  Foreign currency related transactions .................................          (484,154)
Accumulated net realized gain (loss) ....................................        68,965,224
Paid-in capital .........................................................     3,981,918,588
-------------------------------------------------------------------------------------------
Net assets, at value                                                        $ 4,979,196,944
-------------------------------------------------------------------------------------------

Net Asset Value
-------------------------------------------------------------------------------------------
Class AARP

Net Asset Value, offering and redemption price per share ($70,825,633 /
   1,226,585 shares of capital stock outstanding, $.01 par value,           ---------------
   100,000,000 shares authorized) .......................................    $        57.74
                                                                            ---------------
Class S

Net Asset Value, offering and redemption price per share ($4,840,971,734 /
   83,849,480 shares of capital stock outstanding, $.01 par value,          ---------------
   200,000,000 shares authorized) .......................................    $        57.73
                                                                            ---------------

Barrett International Shares

Net Asset Value, offering and redemption price per share ($26,091,190
   / 450,231 shares of capital stock outstanding, $.01 par value,           ---------------
   100,000,000 shares authorized) .......................................    $        57.95
                                                                            ---------------
Class R Shares

Net Asset Value, offering and redemption price per share
   ($41,308,387 / 717,944 shares of capital stock outstanding,              ---------------
   $.01 par value, 100,000,000 shares authorized) .......................    $        57.54
                                                                            ---------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended August 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $7,347,868) ........  $  55,020,255
Interest .......................................................     10,373,241
                                                                  -------------
Total Income ...................................................     65,393,496
                                                                  -------------
Expenses:
Management fee .................................................     36,335,757
Services to shareholders .......................................     11,654,123
Custodian and accounting fees ..................................      3,444,519
Administration fee .............................................        921,739
Administrative services fees ...................................         55,959
Auditing .......................................................        135,682
Legal ..........................................................         68,848
Directors' fees and expenses ...................................        121,753
Reports to shareholders ........................................        555,776
Registration fees ..............................................         31,574
Other ..........................................................        117,876
                                                                  -------------
Total expenses, before expense reductions ......................     53,443,606
Expense reductions .............................................        (43,918)
                                                                  -------------
Total expenses, after expense reductions .......................     53,399,688
--------------------------------------------------------------------------------
Net investment income (loss)                                         11,993,808
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................    641,294,981
Foreign currency related transactions ..........................     (5,718,252)
                                                                  -------------
                                                                    635,576,729
                                                                  -------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (17,115,887)
Foreign currency related transactions ..........................      4,873,546
                                                                  -------------
                                                                    (12,242,341)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          623,334,388
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 635,328,196
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

                                                      Five Months             Year Ended
Increase (Decrease) in                Year Ended         Ended                 March 31,
Net Assets                         August 31, 2000  August 31, 1999              1999
-----------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ....   $    11,993,808    $    13,184,289    $    27,196,521
Net realized gain (loss) on
   investment transactions ......       635,576,729        121,162,610        495,847,664
Net unrealized appreciation
   (depreciation) on investment
   transactions during the
   period .......................       (12,242,341)       351,081,101       (311,164,241)
                                    ---------------    ---------------    ---------------
Net increase (decrease) in net
   assets resulting from
   operations ...................       635,328,196        485,428,000        211,879,944
                                    ---------------    ---------------    ---------------
Distributions to shareholders
   from:
Net investment income --
   Class S ......................        (9,066,651)                --                 --
                                    ---------------    ---------------    ---------------
   Barrett International
      Shares                                (83,506)                --                 --
                                    ---------------    ---------------    ---------------
Net realized gains -- ...........      (489,044,063)      (164,421,947)      (303,892,941)
   Class S
                                    ---------------    ---------------    ---------------
   Barrett International Shares .        (2,802,911)        (1,218,599)        (2,373,251)
                                    ---------------    ---------------    ---------------
   Class R Shares ...............        (3,204,448)                --                 --
                                    ---------------    ---------------    ---------------
Fund share transactions:
Proceeds from shares sold .......     4,961,467,887      1,241,030,773      2,263,481,804
Net assets acquired in tax-free
   reorganizations ..............       103,167,614                 --                 --
Reinvestment of distributions ...       464,101,472        157,322,243        290,405,369
Cost of shares redeemed .........    (4,318,525,427)    (1,193,055,248)    (2,231,646,711)
                                    ---------------    ---------------    ---------------
Net increase (decrease) in net
   assets from Fund share
   transactions .................     1,210,211,546        205,297,768        322,240,462
                                    ---------------    ---------------    ---------------
Increase (decrease) in net
   assets .......................     1,341,338,163        525,085,222        227,854,214
Net assets at beginning of
   period .......................     3,637,858,781      3,112,773,559      2,884,919,345
Net assets at end of period
   (including undistributed net
   investment income of
   $2,821,881, $12,626,603 and      ---------------    ---------------    ---------------
   $2,638,610, respectively) ....   $ 4,979,196,944    $ 3,637,858,781    $ 3,112,773,559
                                    ---------------    ---------------    ---------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

------------------------------------------------------------------------------------
2000(a)
------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $57.26
                                                                          ----------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss) (b)                                           .01
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         .47
                                                                          ----------
------------------------------------------------------------------------------------
  Total from investment operations .48 Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                                                       --
------------------------------------------------------------------------------------
Net asset value, end of period                                            $57.74
                                                                          ----------
------------------------------------------------------------------------------------
Total Return (%)                                                             .84**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        71
------------------------------------------------------------------------------------
Ratio of expenses (%)                                                       1.05*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                    .30*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   83
------------------------------------------------------------------------------------

(a)      For the period from August 14, 2000 (commencement of sale of Class
         AARP) to August 31, 2000.
(b)      Based on monthly average shares outstanding during the period.
*        Annualized
**       Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

------------------------------------------------------------------------------------
                                 2000(c) 1999(d)   1999(e) 1998(e) 1997(e) 1996(e)
------------------------------------------------------------------------------------
Net asset value, beginning of
period                            $54.82   $50.07  $52.06   $48.07  $45.71  $39.72
                                  --------------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment
   operations:
------------------------------------------------------------------------------------
  Net investment income (loss) (b)   .16      .20(g)  .47(f)   .43     .30     .38
------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                      9.38     7.20    3.10     9.16    4.53    7.19
                                  --------------------------------------------------
------------------------------------------------------------------------------------
  Total from investment operations  9.54     7.40    3.57     9.59    4.83    7.57
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income             (.13)      --      --     (.25)  (1.28)   (.40)
------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions          (6.50)   (2.65)  (5.56)   (5.35)  (1.19)  (1.18)
                                  --------------------------------------------------
------------------------------------------------------------------------------------
  Total distributions              (6.63)   (2.65)  (5.56)   (5.60)  (2.47)  (1.58)
------------------------------------------------------------------------------------
Net asset value, end of period    $57.73   $54.82  $50.07   $52.06  $48.07  $45.71
                                  --------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)                   17.09    15.19**  7.18    21.57   10.74   19.25
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period          4,841    3,610   3,090    2,885   2,583   2,515
($ millions)
------------------------------------------------------------------------------------
Ratio of expenses (%)               1.12(h)  1.21*   1.17     1.18    1.15    1.14
------------------------------------------------------------------------------------
Ratio of net investment income       .25      .93*    .92      .83     .64     .86
(loss) (%)
------------------------------------------------------------------------------------
Portfolio turnover rate (%)           83       82*     80       56      36      45
------------------------------------------------------------------------------------

(a) On August 14, 2000, International shares of the Fund were redesignated as Class S shares.
(b)      Based on monthly average shares outstanding during the period.
(c)      For the year ended August 31, 2000.
(d) For the five months ended August 31, 1999. On June 7, 1999, the Fund changed its fiscal year end from March 31 to August 31.
(e)      For the years ended March 31.
(f) Net investment income per share includes non-recurring dividend income amounting to $.09 per share.
(g) Net investment income per share includes non-recurring dividend income amounting to $.02 per share.
(h) The ratio of operating expenses excluding costs incurred in connection with the reorganization was 1.12% (see Notes to Financial Statements).
*        Annualized
**       Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Barrett International Shares

------------------------------------------------------------------------------------
                                                          2000(b)  1999(c)  1999(d)
------------------------------------------------------------------------------------
Net asset value, beginning of period                     $54.94    $50.14  $52.40
                                                         ---------------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss) (a)                          .25       .25(f)  .52(e)
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                             9.45      7.20    2.78
                                                         ---------------------------
------------------------------------------------------------------------------------
  Total from investment operations                         9.70      7.45    3.30
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                                    (.19)       --      --
------------------------------------------------------------------------------------
  Net realized gains on investment transactions           (6.50)    (2.65)  (5.56)
                                                         ---------------------------
------------------------------------------------------------------------------------
  Total distributions                                     (6.69)    (2.65)  (5.56)
------------------------------------------------------------------------------------
Net asset value, end of period                           $57.95    $54.94  $50.14
                                                         ---------------------------
------------------------------------------------------------------------------------
Total Return (%)                                          17.31     15.27**  6.60**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                       26        25      23
------------------------------------------------------------------------------------
Ratio of expenses (%)                                       .96(g)   1.03*   1.08*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                   .39      1.11*   1.02*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                  83        82*     80
------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.
(b)      For the year ended August 31, 2000.
(c) For the five months ended August 31, 1999. On June 7, 1999, the Fund changed its fiscal year end from March 31 to August 31.
(d) For the period April 3, 1998 (commencement of sale of Barrett International Shares) to March 31, 1999.
(e) Net investment income per share includes non-recurring dividend income amounting to $.09 per share.
(f) Net investment income per share includes non-recurring dividend income amounting to $.02 per share.
(g) The ratio of operating expenses excluding costs incurred in connection with the reorganization was 0.96% (see Notes to Financial Statements).
*        Annualized
**       Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class R Shares

------------------------------------------------------------------------------------
                                                                  2000(b)  1999(c)
------------------------------------------------------------------------------------
Net asset value, beginning of period                             $54.78   $53.33
                                                                 -------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss) (a)                                  .06     (.02)
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                     9.20     1.47
                                                                 -------------------
------------------------------------------------------------------------------------
  Total from investment operations                                 9.26     1.45
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net realized gains on investment transactions                   (6.50)      --
------------------------------------------------------------------------------------
Net asset value, end of period                                   $57.54   $54.78
                                                                 -------------------
------------------------------------------------------------------------------------
Total Return (%)                                                  16.58     2.72**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                               41     2.8
------------------------------------------------------------------------------------
Ratio of expenses (%)                                              1.47(d)  1.63*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                           .09     (.09)**
-------------------------------------------------------------------------- ----------
Portfolio turnover rate (%)                                          83      82*
------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.
(b)      For the year ended August 31, 2000.
(c) For the period August 2, 1999 (commencement of Class R Shares) to August 31, 1999.
(d) The ratio of operating expenses excluding costs incurred in connection with the reorganization was 1.47% (see Notes to Financial Statements).
*        Annualized
**       Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder International Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Maryland Corporation.

On June 7, 1999, the Fund changed its fiscal year end for financial reporting and federal income tax purposes from March 31 to August 31.

The Fund offers four classes of shares; Class S, Barrett International Shares, Class AARP and Class R Shares. On August 11, 2000, the International Shares of the Fund were redesignated as Class S. In addition, all of the net assets acquired from the merger with AARP International Stock Fund were designated as Class AARP, and all of the net assets acquired from the merger with Scudder International Growth and Income Fund were exchanged for Class S shares (see Note
F). Shares of Class AARP are especially designed for members of AARP. Class R Shares are only available for purchase by Participants of certain employer-sponsored retirement plans.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as reorganization expenses (see Note E). Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchase and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gains (loss) is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in forward contracts, passive foreign investment companies and foreign denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Divided income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $4,253,830,394 and $3,750,633,155, respectively.

C. Related Parties

As described in Note E, Scudder Kemper Investments, Inc. has initiated a restructuring program for most of its Scudder no-load, open-end funds. As part of this reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective August 14, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.90% on the first $500,000,000 of average daily net assets, 0.85% on the next $500,000,000 of such net assets, 0.80% on the next $1,000,000,000 of such net assets, 0.75% of the next $1,000,000,000 of such net assets, and 0.70% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly.

Effective August 14, 2000, the Fund, as approved by the Fund's Board of Directors, adopted a new Investment Management Agreement (the

"Management Agreement") with Scudder Kemper. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.675% on the first $6,000,000,000 of average daily net assets, 0.625% on the next $1,000,000,000 of such net assets, and 0.60% of such net assets in excess of $7,000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the year ended August 31, 2000, the fees pursuant to the Agreement and the Management Agreement amounted to $36,335,757, which was equivalent to an annual effective rate of 0.76% of the Fund's average daily net assets.

Administrative Fee. Effective August 14, 2000, the Fund, as approved by the Fund's Board of Directors, adopted an Administrative Agreement (the "Administrative Agreement") with Scudder Kemper. Under the Administrative Agreement the Adviser provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by Scudder Kemper under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.375% of average daily net assets. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal) under the current arrangements, except that Scudder Kemper will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by Scudder Kemper under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the period August 14, 2000 through August 31, 2000, the Administrative Agreement expense charged to the Fund amounted to $921,739, all of which was unpaid at August 31, 2000.

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for Class S and Barrett International Shares of the Fund. Prior to August 14, 2000, the amount charged by SSC to Class S and Barrett International Shares aggregated $3,420,086 and $10,603, respectively, of which $602,732 is unpaid at August 31, 2000.

Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Class R Shares. Prior to August 14, 2000, the amount charged to Class R Shares aggregated $71,173.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. Prior to August 14, 2000, the amount charged to the Class S shares of the Fund by STC aggregated $3,776,386, of which $731,678 is unpaid at August 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to August 14, 2000, the amount charged to the Fund by SFAC aggregated $1,250,099, of which $219,547 is unpaid at August 31, 2000.

The Class S shares of the Fund are one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to such Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. Prior to August 14, 2000, the Special Servicing Agreement expense charged to the Class S shares of the Fund amounted to $889,843.

Effective August 14, 2000, the above service fees will be paid by the Adviser in accordance with the Administrative Agreement.

Other Fees. Kemper Distributors, Inc. ("KDI"), as affiliate of the Adviser, provides information and administrative services to Class R shareholders at an annual rate of up to 0.25% of average daily net assets for the class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the year ended August 31, 2000, the Administrative Services Fee was as follows:

                                                                      Unpaid at
                                      Total          Fees Waived      August 31,
Administrative Services Fee         Aggregated         by KDI           2000
--------------------------------------------------------------------------------
Class R Shares ................    $       55,959   $          0    $     55,959


Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended August 31, 2000, Directors' fees and expenses aggregated $33,916. In addition, a one-time fee of $87,837 was accrued for payment to those Directors not affiliated with the Adviser who did not stand for re-election under the reorganization discussed in Note E. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $43,918 of such costs.

Other Related Parties. Effective August 14, 2000, Scudder Kemper has agreed to pay a fee to AARP and/or its affiliates in return for advice and other services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by Scudder Kemper. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter.

D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds.

F. Acquisition of Assets

On August 11, 2000, the Fund acquired all of the net assets of AARP International Stock Fund and Scudder International Growth and Income Fund pursuant to plans of reorganization approved by shareholders of the respective funds on July 13, 2000. The acquisitions were accomplished by tax-free exchanges of 1,206,125 shares of the Class AARP shares of the Fund for 3,476,954 shares of AARP International Stock Fund and 595,597 shares of the Class S shares of the Fund for 2,671,709 shares of Scudder International Growth and Income Fund outstanding on August 11, 2000. AARP International Stock Fund's net assets at that date ($69,063,164), including $322,150 of unrealized appreciation, and Scudder International Growth and Income Fund's net assets at that date ($34,104,450), including $2,609,047 of unrealized appreciation, were combined with those of the Fund. The aggregate nets assets of the Fund immediately before the acquisition were $4,794,833,129. The combined net assets of the Fund immediately following the acquisition were $4,898,000,743.

G. Share Transactions

The following table summarizes shares of capital stock and dollar activity in the Fund:

                                 Year Ended                    Five Months Ended
                              August 31, 2000                   August 31, 1999
                     ------------------------------- -------------------------------
Shares sold              Shares          Dollars         Shares          Dollars
------------------------------------------------------------------------------------
Class AARP** ........       35,520   $   2,055,944              --   $          --
Class S .............   77,162,962   4,904,586,415      23,688,225   1,237,843,269
Barrett
   International
   Shares ...........       42,572       2,681,859           6,462         343,000
Class R Shares* .....      798,157      52,143,669          51,931       2,844,504
                                    $4,961,467,887                  $1,241,030,773

Shares issued in tax-free reorganizations
------------------------------------------------------------------------------------
Class AARP** ........    1,206,125   $  69,063,164              --   $          --
Class S .............      595,597      34,104,450              --              --
                                     $ 103,167,614                   $          --

Shares issued to shareholders in reinvestment of distributions
------------------------------------------------------------------------------------
Class AARP** ........           --   $          --              --   $          --
Class S .............    7,566,454     458,569,993       3,072,099     156,369,846
Barrett
   International
   Shares ...........       38,094       2,329,790          18,682         952,397
Class R Shares* .....       54,936       3,201,689              --              --
                                     $ 464,101,472                   $ 157,322,243
Shares redeemed
------------------------------------------------------------------------------------
Class AARP** ........      (15,060)  $    (873,162)             --   $          --
Class S .............  (67,322,438) (4,299,849,795)    (22,623,108) (1,191,569,309)
Barrett
   International
   Shares ...........      (88,451)     (5,541,896)        (27,968)     (1,464,486)
Class R Shares* .....     (186,688)    (12,260,574)           (392)        (21,453)
                                   $(4,318,525,427)                $(1,193,055,248)
Net increase (decrease)
------------------------------------------------------------------------------------
Class AARP** ........    1,226,585  $   70,245,946              --   $          --
Class S .............   18,002,575   1,097,411,063       4,137,216     202,643,806
Barrett
   International
   Shares ...........       (7,785)       (530,247)         (2,824)       (169,089)
Class R Shares* .....      666,405      43,084,784          51,539       2,823,051
                                    $1,210,211,546                   $ 205,297,768

* 1999 -- For the period August 2, 1999 (commencement of sale of Class R Shares) to August 31, 1999.

** 2000 -- For the period August 14, 2000 (commencement of sale of Class AARP) to August 31, 2000.

                                                               Year Ended
                                                             March 31, 1999
                                                    --------------------------------
Shares sold                                             Shares           Dollars
------------------------------------------------------------------------------------
Class S ........................................      44,060,365   $2,240,750,152
Barrett International Shares* ..................         434,026(a)     22,731,652(a)
Class R Shares .................................              --               --
                                                                   $2,263,481,804
Shares issued to shareholders in reinvestment of distributions
------------------------------------------------------------------------------------
Class S ........................................       5,925,727   $  288,615,428
Barrett International Shares* ..................          36,722         1,789,941
Class R Shares .................................              --                --
                                                                   $  290,405,369
Shares redeemed
------------------------------------------------------------------------------------
Class S ........................................     (43,688,877)  $(2,231,145,939)
Barrett International Shares* ..................          (9,908)         (500,772)
Class R Shares .................................               --               --
                                                                   $(2,231,646,711)
Net increase (decrease)
------------------------------------------------------------------------------------
Class S ........................................       6,297,215   $  298,219,641
Barrett International Shares* ..................         460,840        24,020,821
Class R Shares .................................              --                --
                                                                   $  322,240,462

(a) Includes $21,054,972 and 401,812 shares from shares issued in tax free reorganization.
* For the period April 3, 1998 (commencement of sale of Barrett International Shares) to March 31, 1999.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder International Fund (the "Fund") at August 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
October 20, 2000

Tax Information
--------------------------------------------------------------------------------

The Fund paid distributions of $4.95 per share from net long-term capital gains during its year ended August 31, 2000, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $505,000,000 as capital gain dividends for its year ended August 31, 2000, of which 100% represents 20% rate gains.

The Fund paid foreign taxes of $7,347,868 and earned $16,857,517 of foreign source income during the year ended August 31, 2000. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.09 per share as foreign taxes paid and $0.20 per share as income earned from foreign sources for the year ended August 31, 2000.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder International Fund (the "fund") was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1.  To elect Directors of Scudder International Fund, Inc.

                                                         Number of Votes:
   Director                                         For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                          40,231,420            620,641
   Linda C. Coughlin                             40,232,394            619,667
   Dawn-Marie Driscoll                           40,247,815            604,246
   Edgar R. Fiedler                              40,193,175            658,886
   Keith R. Fox                                  40,238,579            613,481
   Joan E. Spero                                 40,221,123            630,937
   Jean Gleason Stromberg                        40,225,227            626,834
   Jean C. Tempel                                40,228,100            623,960
   Steven Zaleznick                              39,534,647          1,317,419
--------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending August 31, 2000.

                                    Number of Votes:                  Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
     40,144,651             288,144              419,266                 0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Directors
--------------------------------------------------------------------------------

Linda C. Coughlin*

o     President and Director

Henry P. Becton, Jr.

o     Director; President, WGBH
      Educational Foundation

Dawn-Marie Driscoll

o     Director; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

Edgar R. Fiedler

o     Director; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

Keith R. Fox

o     Director; General Partner,
      The Exeter Group of Funds

Joan E. Spero

o     Director; President, The Doris
      Duke Charitable Foundation

Jean Gleason Stromberg

o     Director; Consultant

Jean C. Tempel

o     Director; Managing Director,
      First Light Capital, LLC

Steven Zaleznick

o     Director; President and
      Chief Executive Officer,
      AARP Services, Inc.

Thomas V. Bruns*

o     Vice President

Irene T. Cheng*

o     Vice President

Joyce E. Cornell*

o     Vice President

Carol L. Franklin*

o     Vice President

*Edmund B. Games, Jr.

o     Vice President

William F. Glavin*

o     Vice President

Joan E. Gregory*

o     Vice President

James E. Masur*

o     Vice President

Ann M. McCreary*

o     Vice President

Howard S. Schneider*

o     Vice President

Tien-Yu Sieh*

o     Vice President

John Millette*

o     Vice President and Secretary

Kathryn L. Quirk*

o     Vice President and Assistant Secretary

John R. Hebble*

o     Treasurer

Brenda Lyons*

o     Assistant Treasurer

Caroline Pearson*

o     Assistant Secretary



*Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder Corporate Bond Fund                 Scudder Gold Fund
  Scudder High Yield Bond Fund
                                            Regional
Global Income                                 Scudder Greater Europe Growth Fund
  Scudder Global Bond Fund                    Scudder Pacific Opportunities Fund
  Scudder Emerging Markets Income Fund        Scudder Latin America Fund
                                              The Japan Fund, Inc.
Asset Allocation
  Scudder Pathway Conservative Portfolio    Industry Sector Funds
  Scudder Pathway Balanced Portfolio          Scudder Health Care Fund
  Scudder Pathway Growth Portfolio            Scudder Technology Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund


                                       44

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 2291
                           Boston, Massachusetts
                           02107-2291

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 2540
                           Boston, Massachusetts
                           02208-2540

About the Fund's Adviser










SCUDDER
INVESTMENTS (SM)
[LOGO]

AARP Investment
Program from Scudder
PO Box 2540
Boston, MA 02208-2540
1-800-253-2277
aarp.scudder.com

Scudder Funds
PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com



A member of the [LOGO] Zurich Financial Services Group


Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.